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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

FOCAL COMMUNICATIONS CORPORATION
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)COMPANY NAME

Delaware (State or other jurisdiction of incorporation)	333-49397 (Commission File Number)	36-4167094 (IRS Employer Identification No.)

200 N. LaSalle Street
Suite 1100
Chicago, IL 60601
(Address of Principal Executive Offices, including Zip Code)

(312) 895-8400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership.

        (a)  On December 19, 2002, Focal Communications Corporation (the "Company"), a leading national communications provider of local phone and data services, and twenty-five of its subsidiaries, including Focal Financial Services, Inc. (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 cases are being jointly administered. (Case No. 02-13709 (KJC)). The Debtors manage, and will continue to manage, their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

        (b)  Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

  99.1
  Press Release issued December 19, 2002 (incorporated by reference in this Form 8-K).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Date: December 20, 2002

FOCAL COMMUNICATIONS CORPORATION
/s/ MATTHEW H. BERNS
By:	Matthew H. Berns
Its:	Vice President, Ass't General Counsel and Ass't Corporate Secretary

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  Item 3. Bankruptcy or Receivership.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES